SECOND AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                           FAIRFIELD COMMUNITIES, INC.

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


         THIS SECOND AMENDMENT (this "Amendment") dated as of October 20, 1998, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company", "FCI" or "Fairfield"), BANKBOSTON, N.A., a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"), and BKB, as Collateral Agent ("Collateral Agent") under that certain Collateral Agency Agreement, dated as of January 15, 1998, as amended by a First Amendment to Collateral Agency Agreement dated as of July 31, 1998, by and among the parties hereto (including the Subsidiary Guarantors, as defined below), BKB, as agent under the FAC Credit Agreement, BancBoston Securities, Inc., Eagle Funding Capital Corporation and First Security Bank, National Association. This Amendment is joined in by Fairfield Acceptance Corporation-Nevada (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation ("FAC"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FAC, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Subsidiary Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Subsidiary Guarantors in favor of the Agent and the Banks (the "FCI Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FCI has requested and BKB has agreed to (i) decrease FCI's borrowing availability under the Credit Agreement from $40,000,000 to $20,000,000, (ii) amend the definitions of "Borrowing Base", "Eligible Base Contract" and "Eligible Construction Work in Progress", (iii) extend the Revolving Credit Loan Maturity Date from January 31, 2001 to October 31, 2001, and (iv) make certain other changes and amendments to the Credit Agreement, all upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, FCI, BKB, the Agent and the Subsidiary Guarantors hereby agree as follows:

     ss.1.  Amendments to Credit Agreement.  FCI, BKB and the Agent hereby agree
            ------------------------------
to amend the Credit Agreement as follows:

     ss.1.1. The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the dollar figure "$10,000,000" from the last line of clause (c) of said definition and substituting therefor the dollar figure "$1,000,000".

     ss.1.2. The definition of "Eligible Base Contract" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (s) of said definition in its entirety and substituting therefor the following new clause
(s):

                           "(s) Where the Obligor  thereunder is a United States
                  citizen or has a United States mailing address, or with respect to Base Contracts constituting not more than 10% of the aggregate Principal Balances of all Eligible Base Contracts as of the relevant date of determination, where the Obligor thereunder is not a United States citizen or does not have a United States mailing address;"

     ss.1.3. The definition of "Eligible Construction Work in Progress" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) of said definition in its entirety and substituting therefor the following new clause (b):

                  "(b) with respect to any building in excess of five stories in height, such construction (i) shall be monitored by an engineer acceptable to the Agent which has experience in building structures similar to the proposed resort buildings or, at the discretion of the Agent, the Borrower's in-house engineer, and (ii) shall be performed by a qualified general contractor which shall be bonded if requested by the Agent; and"

     ss.1.4. The definition of "Revolving Credit Loan Maturity Date" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said
definition  in  its  entirety  and  substituting   therefor  the  following  new
definition:

                 "Revolving Credit Loan Maturity Date.  October 31, 2001."
                  -----------------------------------

     ss.1.5. Subsection 8.4(f) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting therefor the following new subsection:

                         "(f) within three Business Days after the fifteenth and
                    last day of each month, or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the 15th day and last day of such month or other date so requested by the Agent, provided that immediately prior to the occurrence of a sale or other disposition of assets permitted by ss.9.5.2 hereof, the Borrower shall deliver to the Banks (A) a Borrowing Base Report setting forth the Borrowing Base prior to such permitted sale or disposition, and (B) a Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that for so long as the Banks hereunder and the banks under the FAC Credit Agreement are identical, the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Agent in connection with the sale or disposition of Base Contracts to FAC pursuant to paragraph
                    (ii) of ss.9.5.2);"

     ss.1.6.  The Credit  Agreement  is hereby  amended by  deleting  Schedule 1
                                                                      ----------
thereto in its entirety and substituting therefore Schedule 1 attached hereto.
                                                   ----------

     ss.2.  Conditions to Effectiveness.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

                  (a)      Amended  Note.  FCI shall have executed and delivered
                           -------------
                           to BKB an amended and restated promissory note payable to the order of BKB (the "Amended Note") in the principal amount of $20,000,000, substantially in the form of Exhibit B to the Credit Agreement,
                                          ----------
                           completed with appropriate insertions. From and after the effectiveness of this Amendment, the parties agree that all references to the term "Notes" and "Revolving Credit Notes" in the Credit Agreement and the other Loan Documents shall mean the Amended Note. Upon the execution and delivery of the Amended Note and satisfaction of the other conditions set forth in this section, BKB shall return the original of the former Note to FCI for cancellation.

                  (b)      Opinion of Counsel. BKB, the Agent and the Collateral
                           ------------------
                           Agent shall have received a favorable legal opinion addressed to BKB, the Agent and the Collateral Agent, in form and substance satisfactory to BKB, the Agent and the Collateral Agent, from Kutak Rock, as to the enforceability of this Amendment, the Amended Note, and the documents, instruments and agreements executed in connection herewith.

                  (c)      Corporate Action.  All corporate action necessary for
                           ----------------
                           the valid execution, delivery and performance by each of FCI and the Subsidiary Guarantors of this Amendment, the Amended Note and the instruments executed in connection herewith shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and BKB.

                  (d)      Borrowing Base Report.  The Agent shall have received
                           ---------------------
                           a proforma Borrowing Base Report dated as of a date within three (3) Business Days prior to the date hereof indicating the Borrowing Base (calculated as of October 15, 1998) after giving effect to the transactions contemplated by this Amendment.

                  (e)      Mandatory  Repayments of Revolving  Credit Loans.  If
                           ------------------------------------------------
                           the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceed the lesser of
                           (i) $20,000,000 and (ii) the Borrowing Base as reflected in the Borrowing Base Report delivered pursuant to subsection (d) above, then the Borrower shall have paid the amount of such excess to the Agent for the account of BKB.

                  (f)      FAC Amendment.  BKB and the Agent shall have received
                           -------------
                           evidence satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain Second Amendment to the FAC Credit Agreement among FAC, BKB, the Agent and the Collateral Agent dated of even date herewith.

                  (g)     Engagement  and  Fee  Letter.  FCI and FAC shall have
                          ----------------------------
                          executed and delivered to BKB that certain engagement and fee letter, dated September 28, 1998, from BancBoston Robertson Stephens Inc. and BKB to FCI and FAC (the "Engagement and Fee Letter"), and shall have paid to the Agent or BKB, as the case may be, the underwriting fee, renewal fee, and Agent's Fee due at the "closing." From and after the effective date of this Amendment, the parties agree that the Engagement and Fee Letter shall constitute a "Loan Document" under the Credit Agreement, and failure to pay the annual Agent's Fee due thereunder shall constitute an Event of Default under the Credit Agreement pursuant Section 13.1(b) thereof. The parties further agree that FCI's obligation to pay such fees shall be "Obligations" under and as defined in the Credit Agreement and shall at all times be guaranteed and secured as required by Section 6 of the Credit Agreement.

         ss.3. Subsidiary  Guarantors' Consent. The Subsidiary Guarantors hereby
               -------------------------------
consent to the amendments to the Credit Agreement set forth in this Amendment and the execution and delivery of the Amended Note by FCI to BKB and each confirms its obligation to the Agent and the Banks under the FCI Guaranty and agrees that the FCI Guaranty shall extend to and include the obligations of FCI under the Amended Note and the Credit Agreement as amended by this Amendment. Each of the Subsidiary Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FCI Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

        ss.4.  Representations  and  Warranties.  Each of FCI and the Subsidiary
               --------------------------------
Guarantors hereby represents and warrants to BKB, the Agent and the Collateral Agent as follows:

                (a) Representations  and  Warranties  in Credit  Agreement.  The
                    ---------------  ---  ----------  -- ------  ---------
                    representations and warranties of FCI and the Subsidiary Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

               (b)  Authority,  No Conflicts,  Etc. The execution,  delivery and
                    ---------   -- ---------   ---
                    performance by each of FCI and the Subsidiary Guarantors, as the case may be, of this Amendment and the Amended Note, and the consummation of the transactions contemplated hereby and thereby, (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

               (c)  Enforceability of Obligations.  This Amendment,  the Amended
                    -----------------------------
                    Note, the Credit Agreement as amended hereby, the FCI Guaranty and the other Loan Documents constitute the legal, valid and binding obligations of each of FCI and the Subsidiary Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by applicable
                    --------
                    bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

        ss.5. Other Amendments.  Except as expressly provided in this Amendment,
              ----------------
all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FCI and each Subsidiary Guarantor confirm and agree that the Obligations of FCI to the Banks and the Agent under the Credit Agreement, as amended hereby, and the Amended Note, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

        ss.6.  Execution in Counterparts.  This Amendment may be executed in any
               -------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        ss.7.    Headings.  The captions in this Amendment  are for  convenience
                 --------
of  reference  only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                         FAIRFIELD COMMUNITIES, INC.


                                         By:/s/Robert W.Howeth
                                            ----------------------------
                                       Name:  Robert W. Howeth
                                            ----------------------------
                                       Title: Senior Vice President
                                             ---------------------------


                                        FAIRFIELD ACCEPTANCE
                                           CORPORATION-NEVADA


                                         By:/s/Ralph E. Turner
                                            ----------------------------
                                       Name: Ralph R. Turner
                                            ----------------------------
                                      Title: President
                                            ----------------------------


                                        FAIRFIELD MYRTLE BEACH, INC.

                                        By: /s/Robert W. Howeth
                                           -----------------------------
                                      Name: Robert W. Howeth
                                           -----------------------------
                                     Title: Vice President
                                           -----------------------------


                                        VACATION BREAK USA, INC.


                                        By:/s/Robert W. Howeth
                                           -----------------------------
                                      Name: Robert W. Howeth
                                           -----------------------------
                                     Title: Vice President
                                            ----------------------------

                                       SEA GARDENS BEACH AND TENNIS
                                        RESORTS, INC.


                                       By:/s/Robert W. Howeth
                                          ------------------------------
                                     Name: Robert W. Howeth
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------

                                       VACATION BREAK REORTS, INC.


                                       By:/s/Robert W. Howeth
                                          -----------------------------
                                     Name: Robert W. Howeth
                                          -----------------------------
                                    Title: Vice President
                                          -----------------------------


                                      VACATION BREAK RESORTS AT
                                        STAR ISLAND, INC.


                                      By:/s/Robert W. Howeth
                                         ------------------------------
                                    Name: Robert W. Howeth
                                         ------------------------------
                                   Title: Vice President
                                         ------------------------------


                                    PALM VACATION GROUP, by its
                                      General Partners:


                                      VACATION BREAK RESORTS
                                        AT PALM AIRE, INC.


                                      By:/s/Robert W. Howeth
                                         -----------------------------
                                    Name: Robert W. Howeth
                                         -----------------------------
                                   Title: Vice President
                                         -----------------------------

                                     PALM RESORT GROUP, INC.


                                      By:/s/Robert W. Howeth
                                         -----------------------------
                                    Name: Robert W. Howeth
                                         -----------------------------
                                   Title: Vice President
                                         -----------------------------

                                 OCEAN RANCH VACATION GROUP,
                                   by its General Partners:


                                       VACATION BREAK AT OCEAN
                                        RANCH, INC.


                                    By:/s/Robert W. Howeth
                                       -----------------------------
                                  Name: Robert W. Howeth
                                       -----------------------------
                                 Title: Vice President
                                        ----------------------------


                                 OCEAN RANCH
                                   DEVELOPMENT, INC.


                                   By:/s/Robert W. Howeth
                                      ------------------------------
                                 Name: Robert W. Howeth
                                      ------------------------------
                                Title: Vice President
                                      ------------------------------


                                 BANKBOSTON, N.A.,
                                   Individually, as Agent and as
                                   Collateral Agent


                                  By:/s/Lori Litow
                                     -------------------------------
                                Name: Lori Litow
                                     -------------------------------
                               Title: Vice President
                                     -------------------------------

                                   SCHEDULE 1

                              Banks and Commitment



 Name and Address                Commitment
    of Banks                     Percentage                       Commitment


BankBoston, N.A.
100 Federal Street
Boston, MA  02110                   100%                          $20,000,000
                                                                  -----------

         TOTAL                                                    $20,000,000
                                                                  ===========